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                                                                 Exhibit 23.9






              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statement File No. 333-30903.






                                        /s/  ARTHUR ANDERSEN LLP








Tampa, Florida
  March 13, 1998